UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 July 1, 2003 (Date of earliest event reported)

                                 MAGNETEK, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   1-10233                    95-3917584
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

ITEM 5.  OTHER EVENTS.

         See Press Release dated July 1, 2003 entitled "Magnetek Expects to Complete Refinancing by July 31", attached as Exhibit 99.1 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT
NUMBER   DESCRIPTION

99.1 Magnetek, Inc. Press Release dated July 1, 2003 entitled "Magnetek Expects to Complete Refinancing by July 31".

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       MAGNETEK, INC.




                                                       /s/_David_Reiland________
                                                       David Reiland
                                                       Executive Vice President
                                                       & Chief Financial Officer


Date:   July 2, 2003